Exhibit 99.1

Joint Press Release

Invitation to Capital Markets Update Webcast
Hosted by Alussa Energy and FREYR

NEW YORK, NY and OSLO, Norway, June 17, 2021 – FREYR AS (FREYR), the Norway-based developer of clean, next-generation battery cell production capacity, and Alussa Energy Acquisition Corp. (Alussa Energy) (NYSE: ALUS), are pleased to invite investors, analysts and other stakeholders to a Capital Markets Update webcast at 10:00 a.m. EDT/16:00 CEST on June 22, 2021 to discuss items related to the announced business combination and planned listing of FREYR Battery (Pubco) on the New York Stock Exchange, and to provide an update on business activities at FREYR.

The presentation will be hosted by Daniel Barcelo, Founder and CEO of Alussa Energy, Chi Chow, Strategy and Investor Relations of Alussa Energy and Tom Einar Jensen, CEO of FREYR.

In addition, the webcast will feature Jarand Rystad, CEO of Rystad Energy, who will provide the firm’s view on macro trends within the global energy transition and the accelerating demand for battery solutions.

Event details

Participation is possible via webcast and conference call. The event begins at 10:00 a.m. EDT/16:00 CEST and is expected to last approximately 90 minutes including a Q&A session. Questions to management can be submitted in writing via the webcast window during the event or by phone via the conference call during the Q&A session. Presentation slides used in the webcast by FREYR and Alussa Energy will be available prior to the event in the ‘Investors’ section at both www.freyrbattery.com and www.alussaenergy.com.

Please register for and join the webcast via this link: https://streams.eventcdn.net/freyer/alussa-energyfreyr-capital-markets-update/register.

Please dial one of the following numbers to join the conference call:

Canada: +16474848336

Denmark: +4578150108

France: +33170750735

Germany: +4969222220377

Hong Kong (香港): +85258033176

Luxembourg: +35227300167

Norway: +4723963688

Spain: +34914192768

Switzerland: +41225675632

United Kingdom: +443333009032

United States: +16467224903

About Alussa Energy Acquisition Corp.

Alussa Energy is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While Alussa Energy may pursue an acquisition opportunity in any industry or sector, Alussa Energy intends to focus on businesses across the entire global energy supply chain. For more information, please visit www.alussaenergy.com.

About FREYR AS

FREYR plans to develop up to 43 GWh of battery cell production capacity by 2025 to position the company as one of Europe’s largest battery cell suppliers. The facilities will be located in the Mo i Rana industrial complex in Northern Norway, leveraging Norway’s highly skilled workforce and abundant, low-cost renewable energy sources from hydro and wind in a crisp, clear and energized environment. FREYR will supply safe, high energy density and cost competitive clean battery cells to the rapidly growing global markets for electric vehicles, energy storage, and marine applications. FREYR is committed to supporting cluster-based R&D initiatives and the development of an international ecosystem of scientific, commercial, and financial stakeholders to support the expansion of the battery value chain in our region. For more information, please visit www.freyrbattery.com.

For investor inquiries, please contact:

For Alussa Energy:

Chi Chow, Investor Relations

cchow@alussaenergy.com

Tel: (+1) 929-303-6514

For FREYR:

Steffen Føreid, Chief Financial Officer

steffen.foreid@freyrbattery.com

(+47) 975 57 406

Harald Bjørland, Investor Relations

Harald.bjorland@freyrbattery.com

(+47) 908 58 221

For media inquiries, please contact:

For Alussa Energy:

Emma Wolfe
alussa@kitehillpr.com

For FREYR:

Hilde B. Rønningsen, Director of Communications

Phone: +47 4539 7184

hilde.ronningsen@freyrbattery.com

Forward-Looking Statements

This press release contains, and certain oral statements made by representatives of Alussa Energy and FREYR and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Alussa Energy’s, Pubco’s and FREYR’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to the shareholder approval of the business combination, the listing of Pubco’s common stock and warrants on the New York Stock Exchange, the production of clean and cost-effective batteries, the plan to deliver 43 GWh of next-generation battery cell manufacturing capacity in Norway by 2025, collaborations with customers and global supply chain partners across the transportation and energy storage sectors, the ability to leverage the Nordic region’s developing battery ecosystem and the closing of the business combination shortly after the Special Meeting. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of Alussa Energy, Pubco or FREYR and are difficult to predict. Factors that may cause such differences include, but are not limited to: the inability to consummate the transaction due to failure to obtain approval of the shareholders of Alussa Energy; the inability to obtain the listing of Pubco’s common stock and warrants on the New York Stock Exchange following the transaction; the failure of capital to be delivered in the business combination; the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction; the inability to recognize anticipated benefits of the proposed business combination; the possibility that Alussa Energy, Pubco or FREYR may be adversely affected by other economic, business, and/or competitive conditions that might lead to, among other things, a failure to develop clean and cost-effective batteries, deliver on the targeted battery cell manufacturing capacity, leverage Norway’s perceived advantages in battery production and build collaborations with customers in the transportation and energy markets; and other risks and uncertainties identified in the registration/proxy statement relating to the transaction, including those under “Risk Factors” therein, and in other filings with the SEC made by Alussa Energy, Pubco and FREYR. Alussa Energy, Pubco and FREYR caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. None of Alussa Energy, Pubco or FREYR undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

No Assurances

There can be no assurance that the transaction will be completed, nor can there be any assurance, if the transaction is completed, that the potential benefits of combining the companies will be realized.

Information Sources; No Representations

This press release has been prepared for use by Alussa Energy, Pubco and FREYR in connection with the transaction. The information herein does not purport to be all-inclusive. The information herein is derived from various internal and external sources, with all information relating to the business, past performance, results of operations and financial condition of Alussa Energy was derived entirely from Alussa Energy and all information relating to the business, past performance, results of operations and financial condition of FREYR and Pubco was derived entirely from FREYR. No representation is made as to the reasonableness of the assumptions made with respect to the information herein, or to the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance.

No representations or warranties, express or implied, are given in respect of this press release. To the fullest extent permitted by law in no circumstances will Alussa Energy, Pubco or FREYR, or any of their respective subsidiaries, affiliates, shareholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this press release, its contents (including without limitation any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to the operations of FREYR or Pubco has been derived, directly or indirectly, exclusively from FREYR and has not been independently verified by Alussa Energy. Neither the independent auditors of Alussa Energy nor the independent auditors of FREYR or Pubco audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in this press release and, accordingly, neither of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of this press release.

Important Information about the Transaction and Where to Find It

In connection with the transaction, Alussa Energy and Pubco have filed and will file relevant materials with the SEC, including a Form S-4 registration statement filed by Pubco on March 26, 2021 and amended on May 7, May 27, and June 9, 2021 (the “S-4”), which includes a prospectus with respect to Pubco’s securities to be issued in connection with the proposed business combination and a proxy statement (the “Proxy Statement”) with respect to Alussa Energy’s shareholder meeting at which Alussa Energy’s shareholders will be asked to vote on the proposed business combination and related matters. ALUSSA ENERGY SHAREHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE S-4 AND THE AMENDMENTS THERETO AND OTHER INFORMATION FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT ALUSSA ENERGY, PUBCO, FREYR AND THE TRANSACTION. The S-4 was declared effective on June 14, 2021. The definitive Proxy Statement and other relevant materials for the transaction are being mailed to shareholders of Alussa Energy as of April 30, 2021. The preliminary S-4 and Proxy Statement, the final S-4 and definitive Proxy Statement and other relevant materials in connection with the transaction, and any other documents filed by Alussa Energy with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Alussa Energy Acquisition Corp. at c/o PO Box 500, 71 Fort Street, Grand Cayman KY1-1106, Cayman Islands.

Participants in Solicitation

Alussa Energy, Pubco and FREYR and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Alussa Energy ordinary shares in respect of the proposed transaction. Alussa Energy shareholders and other interested persons may obtain more detailed information regarding the names and interests in the transaction of Alussa Energy’s directors and officers in Alussa Energy’s and Pubco’s filings with the SEC, including when filed, the S-4 and the Proxy Statement. These documents can be obtained free of charge from the sources indicated above.

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